UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023 (April 20, 2023)

ICONIC SPORTS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40953 (Commission File Number)	98-1596288 (I.R.S. Employer Identification No.)

190 Elgin Avenue George Town, Grand Cayman KY1-9008 Cayman Islands (Address of principal executive offices)		KY1-9008 (Zip Code)

+44 (0) 2703 93702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ICNC.U	New York Stock Exchange
Class A ordinary shares included as part of the Units	ICNC	New York Stock Exchange
Warrants included as part of the Units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ICNC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As disclosed in the definitive proxy statement filed by Iconic Sports Acquisition Corp., a Cayman Islands exempted Company (“Iconic”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 6, 2023 (the “Extension Proxy Statement”), relating to the extraordinary general meeting of shareholders of Iconic (the “Extension Meeting”), Iconic Sports Management LLC, a Cayman Islands limited liability company (the “Sponsor”), agreed that if the Extension Amendment Proposal (as defined below) was approved, it or one or more of its affiliates, members or third-party designees (the “Lender”) will contribute to Iconic as a loan $360,000 to be deposited into the trust account established in connection with Iconic’s initial public offering (the “Trust Account”). In addition, in the event Iconic does not consummate an initial business combination (a “Business Combination”) by the Articles Extension Date (as defined below), the Lender will contribute to Iconic as a loan up to $1,080,000 in nine equal installments to be deposited into the Trust Account for each of the nine one-month optional extensions following the Articles Extension Date.

On April 20, 2023, the shareholders of Iconic approved the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Extension Meeting (each as defined below and as described in Item 5.03 and Item 5.07 of this Current Report on Form 8-K). Accordingly, on April 20, 2023, Iconic issued an unsecured convertible promissory note in the principal amount of up to $1,440,000 (the “Note”) to the Sponsor. The Note does not bear interest and matures upon closing of Iconic’s initial Business Combination. Up to $750,000 of the amounts loaned under the Note will be convertible at the option of the Sponsor into warrants of Iconic (“Working Capital Warrants”), at a conversion price equal to $1.00 per Working Capital Warrant. The terms of the Working Capital Warrants will be identical to those of the private placement warrants that were issued to the Sponsor in connection with Iconic’s initial public offering. In the event that Iconic does not consummate a Business Combination and if the Note is not converted into Working Capital Warrants, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The maturity date of the Note may be accelerated upon the occurrence of an Event of Default (as defined under the Note). Any Working Capital Warrants issuable upon conversion of the Note will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. As of April 20, 2023, $360,000 were drawn under the Note and will be deposited in the Trust Account in connection with the Articles Amendment (as defined below).

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions of thereof. A copy of the Note is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Association.

On April 20, 2023, Iconic held the Extension Meeting to approve an amendment to Iconic’s amended and restated memorandum and articles of association (the “Articles Amendment”) (i) to extend the date (the “Termination Date”) by which Iconic has to consummate a Business Combination (the “Articles Extension”) from April 26, 2023 to July 26, 2023 (the “Articles Extension Date”) and to allow Iconic, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to nine times by an additional one month each time after the Articles Extension Date, by resolution of Iconic’s board of directors, if requested by the Sponsor, in writing and upon five days’ advance notice prior to the applicable Termination Date, until April 26, 2024 or a total of up to twelve months after April 26, 2023, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”), (ii) to eliminate from the Articles the limitation that Iconic may not redeem Class A ordinary shares issued as part of the units sold in Iconic’s initial public offering (the “Public Shares”) to the extent that such redemption would result in Iconic having net tangible assets, as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, of less than $5,000,001 (the “Redemption Limitation”) in order to allow Iconic to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal”), and (iii) to adjourn the Extension Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there are insufficient ordinary shares represented (either in person or by proxy) at the Extension Meeting to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, (b) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal or the Redemption Limitation Amendment at the Extension Meeting, or (c) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal such that Iconic would not adhere to the continued listing requirements of the New York Stock Exchange (the “Adjournment Proposal”), and to consider any other business as may be properly brought before the Extension Meeting. The shareholders of the Company approved the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Extension Meeting and on April 20, 2023, the Company filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2023, Iconic held the Extension Meeting to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, each as more fully described in the Extension Proxy Statement. As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 35,924,761 ordinary shares of Iconic held of record as of April 3, 2023, the record date for the Extension Meeting, entitled to vote at the Extension Meeting, were present in person or by proxy, representing approximately 83.30% of the voting power of Iconic’s ordinary shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
33,135,294	2,789,466	1

The voting results for the Redemption Limitation Amendment Proposal were as follows:

The Redemption Limitation Amendment Proposal

For	Against	Abstain
33,135,294	2,789,466	1

The Adjournment Proposal

Iconic had solicited proxies in favor of an Adjournment Proposal which would have given Iconic authority to adjourn the Extension Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Extension Amendment Proposal, this proposal was not voted upon at the Extension Meeting.

In connection with the vote to approve the Articles Amendment, the holders of 21,129,314 ordinary shares of Iconic properly exercised their right to redeem their Public Shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.53 per Public Share, for an aggregate redemption amount of approximately $222,500,140.41.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Convertible Promissory Note, dated April 20, 2023 and issued to Iconic Sports Management LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2023

Iconic Sports Acquisition Corp.

By:	/s/ Fausto Zanetton
Name:	Fausto Zanetton
Title:	Chief Executive Officer and Chief Financial Officer

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